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                                 MAINSTAY FUNDS

                           MainStay All Cap Value Fund
                            MainStay ICAP Equity Fund

                  Supplement dated July 9, 2007 ("Supplement") to the Proxy Statement/Prospectus dated May 25, 2007 ("Proxy/Prospectus")

         This Supplement updates certain information contained in the above-dated Proxy/Prospectus for the MainStay ICAP Equity Fund, a series of ICAP Funds, Inc. and MainStay All Cap Value Fund, a series of Eclipse Funds Inc. (the "Funds"). A Special Meeting of shareholders of the MainStay All Cap Value Fund is scheduled to be held Wednesday, July 16, 2007. You may obtain a copy of the Funds' Proxy/Prospectus free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


         Robert H. Lyon, Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC ("ICAP") died on July 3, 2007. Mr. Lyon managed the MainStay ICAP Equity Fund with other members of ICAP's senior investment committee, Jerrold K. Senser and Thomas R. Wenzel. The Proxy/Prospectus is revised on pages 14 and 31 to indicate that Messrs. Senser and Wenzel will continue to handle the day-to-day management of the MainStay ICAP Equity Fund. In addition, the biographies of Messrs. Senser and Wenzel are revised as follows:

JERROLD K. SENSER, CFA Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

THOMAS R. WENZEL, CFA Mr. Wenzel, Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.


           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

                                                                     MS84H-07/07